Exhibit 99.1

NextCure Provides Year-End Clinical Pipeline Updates

BELTSVILLE, Md. – December 14, 2023 – NextCure, Inc. (Nasdaq: NXTC), a clinical-stage biopharmaceutical company committed to discovering and developing novel, first-in-class immunomedicines to treat cancer and other immune-related diseases, today provided an update on its clinical pipeline.

NC410 (LAIR-2 fusion)

●	The Phase 1b combination trial of NC410 with pembrolizumab is ongoing.
●	Given evidence of clinical activity to date, additional patients are being added to the 100 mg cohort of patients with microsatellite stable/microsatellite instable-low immune checkpoint inhibitor naïve colorectal cancer without active liver metastasis.
●	The combination has been safe and well tolerated to date.
●	Clinical data, including results from additional patients, are expected in the first half of 2024.

LNCB74 (B7-H4 ADC) and NC762 (B7-H4 mAb)

●	Due to the competitive environment and the limited activity to date, we do not plan to further develop NC762. We are prioritizing the development of LNCB74 (B7-H4 ADC), the first antibody drug conjugate (ADC) candidate from our collaboration with LegoChem Biosciences, Inc., and shifting resources from NC762 to the ADC program.
●	Based on a comprehensive preclinical data package, we plan to initiate a dose range-finding toxicology study and GMP manufacturing for LNCB74 in early 2024.

NC525 (LAIR-1 mAb)

●	The Phase 1a dose escalation study in subjects with acute myeloid leukemia remains ongoing with the fourth cohort now enrolled.
●	Safe and well tolerated to date.
●	Clinical data are expected in the first half of 2024.
●	Data defining the mechanism of action were published in Journal of Clinical Investigation in November.

Business Development

●	Actively seeking strategic partners to accelerate global development of programs.

About NextCure, Inc.

NextCure is a clinical-stage biopharmaceutical company committed to discovering and developing novel, first-in-class immunomedicines to treat cancer and other immune related-diseases. Our focus is to bring hope and new treatments to patients who do not respond to current therapies, patients whose disease progresses despite treatment and patients with diseases not adequately addressed by available therapies. www.nextcure.com

Forward-Looking Statements

Some of the statements contained in this press release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including with respect to funding for our operations, objectives and expectations for our business, operations and financial performance and condition, including the progress and results of clinical trials, development plans and upcoming milestones regarding our immunomedicines. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “continue,” “could,” “should,” “due,” “estimate,” “expect,” “intend,” “hope,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “target,” “towards,” “forward,” “later,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or similar language.

Forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those projected in any forward-looking statement. Such risks and uncertainties include, among others: positive results in preclinical studies may not be predictive of the results of clinical trials; NextCure’s limited operating history and not having any products approved for commercial sale; NextCure’s history of significant losses; NextCure’s need and ability to obtain additional financing on acceptable terms or at all; risks related to clinical development, marketing approval and commercialization; the unproven approach to the discovery and development of product candidates based on NextCure’s FIND-IO platform; and NextCure’s dependence on key personnel. More detailed information on these and additional factors that could affect NextCure’s actual results are described under the heading “Risk Factors” in NextCure’s most recent Annual Report on Form 10-K and in NextCure’s other filings with the Securities and Exchange Commission. You should not place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date of this press release, and NextCure assumes no obligation to update any forward-looking statements, even if expectations change.

Investor Inquiries

Timothy Mayer, Ph.D.

NextCure, Inc.

Chief Operating Officer

(240) 762-6486

IR@nextcure.com